Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The income tax provision for continuing operations consisted of the following for the years ended December 31, 2022, 2021 and 2020:

In millions	2022	2021	2020
Current:
Federal	$2,803	$2,285	$2,615
State	735	665	518
	3,538	2,950	3,133
Deferred:
Federal	(1,526)	(282)	(450)
State	(503)	(120)	(114)
	(2,029)	(402)	(564)
Total	$1,509	$2,548	$2,569

The following table is a reconciliation of the statutory income tax rate to the Company’s effective income tax rate for continuing operations for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
Statutory income tax rate	21.0%	21.0%	21.0%
State income taxes, net of federal tax benefit	3.2	4.1	3.2
Health insurer fee	—	—	2.2
Legal charges	3.4	—	—
Basis difference upon disposition of subsidiary	1.6	—	(1.2)
Prior year refunds and unrecognized tax benefits	(2.6)	(1.2)	—
Other	(0.7)	0.3	1.1
Effective income tax rate	25.9%	24.2%	26.3%
The following table is a summary of the components of the Company’s deferred income tax assets and liabilities as of December 31, 2022 and 2021:

In millions	2022	2021
Deferred income tax assets:
Lease and rents	$5,242	$5,563
Legal charges	1,260	19
Inventory	103	99
Employee benefits	153	193
Bad debts and other allowances	480	489
Net operating loss and capital loss carryforwards	266	416
Deferred income	66	78
Insurance reserves	319	662
Investments	293	—
Payroll tax deferral	—	87
Other	335	377
Valuation allowance	(532)	(325)
Total deferred income tax assets (1)	7,985	7,658
Deferred income tax liabilities:
Retirement benefits	(92)	(105)
Investments	—	(340)
Lease and rents	(4,639)	(4,947)
Depreciation and amortization	(7,139)	(8,381)
Total deferred income tax liabilities	(11,870)	(13,773)
Net deferred income tax liabilities	$(3,885)	$(6,115)
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(1)Includes deferred income tax assets of $131 million which have been accounted for as assets held for sale and are included in assets held for sale on the consolidated balance sheet at December 31, 2022. See Note 2 ‘‘Acquisitions, Divestitures and Asset Sales’’ for additional information.

When evaluating the realizability of deferred tax assets, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and the Company’s recent operating results. The Company established valuation allowances of $532 million and $325 million as of December 31, 2022 and 2021, respectively, because it does not consider it more likely than not that certain deferred tax assets will be recovered.

As of December 31, 2022, the Company had net operating and capital loss carryovers of $266 million, which expire between 2023 and 2042.

A reconciliation of the beginning and ending balance of unrecognized tax benefits in 2022, 2021 and 2020 is as follows:

In millions	2022	2021	2020
Beginning balance	$782	$768	$655
Additions based on tax positions related to the current year	5	3	3
Additions based on tax positions related to prior years	42	52	182
Reductions for tax positions of prior years	(166)	(33)	(56)
Expiration of statutes of limitation	(4)	(1)	(2)
Settlements	(213)	(7)	(14)
Ending balance	$446	$782	$768

CVS Health Corporation and most of its subsidiaries are subject to U.S. federal income tax as well as income tax of numerous state and local jurisdictions. CVS Health Corporation participated in the Compliance Assurance Process through 2019, which is a program made available by the U.S. Internal Revenue Service (“IRS”) to certain qualifying large taxpayers, under which participants work collaboratively with the IRS to identify and resolve potential tax issues through open, cooperative and transparent interaction prior to the annual filing of their federal income tax returns. The IRS has completed its examinations of the Company’s consolidated U.S. federal income tax returns for tax years through and including 2013 and 2018 through 2019. The IRS has substantially completed its examinations of the Company’s consolidated U.S. federal income tax returns for tax years 2014 through 2017.

CVS Health Corporation and its subsidiaries are also currently under income tax examinations by a number of state and local tax authorities. As of December 31, 2022, no examination has resulted in any proposed adjustments that would result in a material change to the Company’s operating results, financial condition or liquidity.

Substantially all material state and local income tax matters have been concluded for fiscal years through 2015. Certain state exams are likely to be concluded and certain state statutes of limitations will lapse in 2023, but the change in the balance of the Company’s uncertain tax positions is projected to be immaterial. In addition, it is reasonably possible that the Company’s unrecognized tax benefits could change within the next twelve months due to the anticipated conclusion of various examinations with the IRS for certain previous years. An estimate of the range of the possible change cannot be made at this time.

The Company records interest expense related to unrecognized tax benefits and penalties in the income tax provision. The Company accrued interest expense of approximately $29 million, $40 million and $34 million in 2022, 2021 and 2020, respectively. The Company had approximately $112 million and $151 million accrued for interest and penalties as of December 31, 2022 and 2021, respectively.

As of December 31, 2022, the total amount of unrecognized tax benefits that, if recognized, would affect the Company’s effective income tax rate is approximately $336 million, after considering the federal benefit of state income taxes.